UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2015

New Media Investment Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001- 36097	38-3910250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas New York, NY	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 479-3160

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As announced on New Media Investment Group Inc.’s (“New Media”) current report on Form 8-K filed on January 12, 2015, on January 9, 2015, New Media completed the acquisition of certain print and digital assets from Halifax Media Group, LLC (“Halifax Media”) and certain subsidiaries thereof pursuant to the terms of the previously announced Asset Purchase Agreement, dated as of November 20, 2014, by and among Halifax Media, the other sellers party thereto and Cummings Acquisition, Inc., an indirect wholly owned subsidiary of New Media (the “Halifax Acquisition”). The audited consolidated financial statements of Halifax Media as of and for the years ended December 31, 2013 and 2014 and as of and for the nine months ended September 30, 2014 were filed on New Media’s Registration Statement on Form S-1 (No. 333-201143), dated December 19, 2014, as further amended.

As announced on New Media’s current report on Form 8-K filed on March 18, 2015, on March 18, 2015, New Media completed the acquisition of certain print and digital assets from SF Holding Corp. (“Stephens”) pursuant to the terms of the previously announced Asset Purchase Agreement, dated as of February 19, 2015, by and among Stephens Media LLC, Stephens Media Iowa, LLC and Stephens Media Intellectual Property, LLC, each a wholly owned subsidiary of Stephens, and DB Acquisition, Inc., an indirect wholly owned subsidiary of New Media (the “Stephens Acquisition”).

New Media is filing this current report on Form 8-K to provide (i) the audited consolidated financial statements of Halifax Media as of and for the year ended December 31, 2014, (ii) the audited consolidated financial statements of Stephens Media LLC as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013, and 2012 and (iii) unaudited pro forma condensed combined financial information of New Media as of and for the year ended December 28, 2014, giving effect to the Halifax Acquisition, the Stephens Acquisition and certain other transactions described therein.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

The consolidated financial statements of Halifax Media as of and for the year ended December 31, 2014 are filed herewith as Exhibit 99.1.

The consolidated financial statements of Stephens Media LLC as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013, and 2012 are filed herewith as Exhibit 99.2.

(b)	Pro forma financial information

The unaudited pro forma condensed combined financial information of New Media as of and for the year ended December 28, 2014, giving effect to the Halifax Acquisition, the Stephens Acquisition and certain other transactions described therein is filed herewith as Exhibit 99.3.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Consolidated financial statements of Halifax Media Group, LLC as of and for the year ended December 31, 2014.

99.2	Consolidated financial statements of Stephens Media LLC as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013, and 2012.

99.3	Unaudited pro forma condensed combined financial information of New Media as of and for the year ended December 28, 2014, giving effect to the Halifax Acquisition, the Stephens Acquisition and certain other transactions described therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MEDIA INVESTMENT GROUP INC.

By:	/s/ Michael E. Reed
Name:	Michael E. Reed

Title:	Chief Executive Officer

Date: April 9, 2015

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Consolidated financial statements of Halifax Media Group, LLC as of and for the year ended December 31, 2014.

99.2	Consolidated financial statements of Stephens Media LLC as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013, and 2012.

99.3	Unaudited pro forma condensed combined financial information of New Media as of and for the year ended December 28, 2014, giving effect to the Halifax Acquisition, the Stephens Acquisition and certain other transactions described therein.